UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event reported): August 12, 1996

                           NEVADA GOLD & CASINOS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
                        ( State of other jurisdiction of
                         incorporation or organization)

       0-8927                                                  88-0142032
(Commission file number)                                     (I.R.S. Employer
                                                          Identification Number)

               3040 POST OAK BLVD. STE. 675, HOUSTON, TEXAS 77056
          (Address of Principal Executive Offices, Including Zip Code)

                                 (713) 621-2245
              (Registrant's Telephone Number, Including Area Code)

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ITEM 1                CHANGE IN CONTROL OF REGISTRANT

               Inapplicable

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

               Inapplicable

ITEM 3.        BANKRUPTCY OR RECEIVERSHIP

               Inapplicable

ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               Inapplicable

ITEM 5.        OTHER EVENTS

               On August 23, 1996, the Board of Directors ("Board") of Nevada Gold & Casinos, Inc., (the "Company") approved and declared a three for one reverse stock split ("Stock Split") of the Company's authorized and issued and outstanding shares of common stock, par value $.04 per share ("Common Stock"). Holders of the Common Stock are not entitled to cumulative voting. The record date to determine the number of shares affected by the Stock Split was set at September 23, 1996 (the "Record Date").

               The Stock Split shall also be effective as of the Record Date with respect to all the Company's authorized and issued and outstanding shares of Common Stock held of record as of the Record Date. The Stock Split will be accompanied by an increase in the par value of the Common Stock from $.04 per share to $.12 per share. Existing outstanding shares of Common Stock as of the Record Date shall be reverse split on a three to one basis. Shareholders holding less than one share of Common Stock after the Stock Split will receive from the Company, in lieu of a fraction of a share, payment for the fraction at the greater of the rate of $6.00 per share or the asking price per share quoted on the Nasdaq Bulletin Board on the first full day of trading after the Stock Split. All other shareholders (shareholders holding more than one share) owning any fraction of a share after the Stock Split will be issued, at no cost to the shareholder, such additional fraction of a share as is necessary to increase the fractional share to a full share. Payment to each holder of less than one share will be made upon receipt by the Company of such holder's stock certificate(s) issued prior to the Record Date or as soon as practicable after October 23, 1996 to those shareholders who do not deliver their certificates to the Company before October 23, 1996. Any fractional shares to

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               be issued to holders of greater than one share will be issued to each such holder upon receipt by the Company of such holder's stock certificates issued prior to the Record Date. Upon completion of the reverse split, the total number of authorized shares of Common Stock will be reduced from 30,000,000 to 10,000,000 and the total number of issued and outstanding shares of Common Stock will be reduced from 24,835,213 shares to up to 8,281,405 shares, depending upon the number of fractional shares issued to complete the Stock Split. All shares including any shares reserved for issuance pursuant to any options or warrants granted by the Company will be automatically adjusted to reflect the Stock Split. The transfer agent for the Company is Nevada Agency & Trust, Suite 880, Valley Bank Plaza, 50 West Liberty, Reno, Nevada 89501.

ITEM 6.        RESIGNATIONS OF REGISTRANT'S DIRECTORS

               Inapplicable

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               Inapplicable

ITEM 8.        CHANGE IN FISCAL YEAR

               Inapplicable

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 NEVADA GOLD & CASINOS, INC.


                                                 By: /s/DAVID K. MCCALEB
                                                        David K. McCaleb
                                                        Secretary

Dated: August 13, 1996

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                                  EXHIBIT INDEX

No.                   Description

                      Inapplicable

                                       5